Exhibit 10.12
Execution Version

EU/UK RISK RETENTION AGREEMENT

August 11, 2022

Re:  EU/UK Risk Retention Agreement / Series 2022-5

Ladies and Gentlemen:

1. Reference is hereby made to that certain Indenture, dated as of August 11, 2022 (the “Series 2022-5 Indenture”), between Verizon Master Trust, as trust (the “Trust”), and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent.  Capitalized terms used but not otherwise defined in this letter agreement (this “Agreement”) have the meanings set forth in (or by reference in) the Indenture.

For the purposes of this Agreement, the term:

(a) “EU Affected Investors” means “institutional investors” (as such term is defined for purposes of the EU Securitization Regulation) and any consolidated affiliate, wherever established or located, of an entity regulated under Regulation (EU) No 575/2013, as amended (the “CRR”), to the extent that Article 5 of the EU Securitization Regulation applies to investments by such consolidated affiliate by virtue of the CRR;

(b) “EU Securitization Regulation” means Regulation (EU) 2017/2402 of the European Parliament and of the Council of 12 December 2017, as amended, and as supplemented by any applicable regulatory technical standards or implementing technical standards from time to time (including any technical standards applicable pursuant to transitional provisions);

(c) “EU Securitization Regulation Rules” means (i) the EU Securitization Regulation, (ii) to the extent informing the interpretation of the EU Securitization Regulation, any official guidance published in relation thereto by the European Banking Authority, the European Central Bank, the European Securities and Markets Authority, the European Commission or the European Council (or in each case any predecessor or replacement organisation) or any other relevant competent authority (for the purposes of the EU Securitization Regulation) in the European Union and (iii) any implementing laws or regulations in force in any Member State of the European Union or the European Economic Area;

(d) “EUWA” means the European Union (Withdrawal) Act 2018, as amended;

(e) “Noteholder” means the Person in whose name a Note is registered on the Note Register;

(f) “Notes” or “Note” means, collectively or individually, as the context may require, the Class A-1a Notes, the Class A-1b Notes, the Class B Notes and the Class C Notes of Series 2022-5;

(g) “UK Affected Investors” means “institutional investors” (as such term is defined for purposes of the UK Securitization Regulation) and any consolidated affiliate, wherever established or located, of an entity regulated under Regulation (EU) No 575/2013, as it forms part of UK domestic law by virtue of the EUWA (as amended, the “UK CRR”), to the extent that Article 5 of the UK Securitization Regulation applies to investments by such consolidated affiliate by virtue of the UK CRR;

(h) “UK Securitization Regulation” means Regulation (EU) 2017/2402 (as applicable on December 31, 2020) as retained as part of the domestic law of the United Kingdom pursuant to the EUWA, and as amended by the Securitisation (Amendment) (EU Exit) Regulations 2019 (and as further amended from time to time); and

(i) “UK Securitization Regulation Rules” means (i) the UK Securitization Regulation and (ii) to the extent informing the interpretation of the UK Securitization Regulation, (A) any relevant regulatory and/or implementing technical standards made or developed by the Financial Conduct Authority and the Prudential Regulation Authority in relation thereto, (B) any relevant regulatory and/or implementing technical standards that may be applicable in relation thereto pursuant to any transitional arrangements made pursuant to the UK Securitization Regulation, and, in each case, any official guidance published in relation thereto by the Financial Conduct Authority or the Prudential Regulation Authority (or their successors), and (C) any other implementing laws or regulations in force in the United Kingdom relating to the UK Securitization Regulation,

2. This Agreement is being executed by each Originator for the benefit of the Trust and the Indenture Trustee (on behalf of each Noteholder that is an EU Affected Investor or a UK Affected Investor) and each such Person’s successors and assigns.

3. Each Originator hereby confirms, represents and warrants as of the date of this Agreement and hereby covenants and agrees, that, until the date on which the Note Balance of each Class of Notes has been paid in full and with reference to both the EU Securitization Regulation Rules and the UK Securitization Regulation Rules, in each case as in effect and applicable on the Closing Date (and, save where indicated below, without taking into account any later amendment, supplement or replacement of or to the EU Securitization Regulation Rules or the UK Securitization Regulation Rules or any relevant national measures):

(a) The Originators, as originators for purposes of the EU Securitization Regulation and the UK Securitization Regulation, shall retain, through their ownership of the beneficial interest in Verizon DPPA True-up Trust (the “True-up Trust”), on an ongoing basis a material net economic interest of not less than 5.0% in the securitization described in the prospectus relating to the Notes dated August 2, 2022, determined in accordance with Article 6 of the EU Securitization Regulation and Article 6 of the UK Securitization Regulation, each as in effect on the Closing Date, in the form of an originator’s interest of not less than 5.0% of the nominal value of the securitized exposures, as referred to in paragraph (b) of Article 6(3) of the EU Securitization Regulation and paragraph (b) of Article 6(3) of the UK Securitization Regulation, through the True-up Trust’s holding of Certificates, Class R interests and any retained Credit Extensions issued by the Trust, together giving the True-up Trust the right to receive distributions of (A) amounts not allocated to any Series and (B) amounts allocated to any Series and remaining after payments to Creditors (other than the True-up Trust) and other persons with respect to that Series, and in each case ranking pari passu with or subordinated to the credit risk that has been securitized with respect to those exposures (together, the “EU/UK Retained Interest”).

(b) The Originators shall hold the EU/UK Retained Interest on a pro rata basis, in proportion to the total nominal values of the Receivables originated by each of them and outstanding from time to time, by means of each Originator’s holding of a beneficial interest in the True-up Trust, which shall be adjusted from time to time, in proportion to the aggregate nominal values of Receivables originated by such Originator and outstanding from time to time and the performance of those Receivables.

(c) The EU/UK Retained Interest shall be measured as of the Closing Date, the last day of each Collection Period and each Payment Date.  For this purpose, (i) the amount of the EU/UK Retained Interest from time to time shall equal the sum of (A) the excess of the aggregate Principal Balance of all Eligible Receivables for any Series over the sum of the Adjusted Series Invested Amounts of all Series then outstanding, plus (B) the sum of the Required OC Amounts with respect to all Series, plus (C) the excess of the aggregate nominal values of the Receivables over the aggregate Principal Balance of all Eligible Receivables for any Series, and (ii) the aggregate nominal values of the Receivables shall be calculated without deduction for or on account of any Receivable having become a Written-Off Receivable after the Acquisition Date on which it was acquired by the Trust.

(d) Without prejudice to paragraph 3(b), the Originators shall not, and shall procure that the True-up Trust does not, change the retention option or methodology used to calculate the EU/UK Retained Interest while any of the Notes are outstanding, except to the extent permitted under the EU Securitization Regulation Rules and the UK Securitization Regulation Rules, in each case as in effect at the time of such change.

(e) The Originators shall not, and shall procure that the True-up Trust does not, hedge or otherwise mitigate its credit risk under or associated with the EU/UK Retained Interest or sell, transfer or otherwise surrender all or part of the rights, benefits or obligations arising from the EU/UK Retained Interest, except to the extent permitted under the EU Securitization Regulation Rules and the UK Securitization Regulation Rules, in each case as in effect at the time of such hedging, mitigation, sale, transfer or surrender.

(f) The Originators shall confirm (or shall procure that Cellco confirms on behalf of itself and each of the other Originators) to the Servicer on a monthly basis, and hereby authorize the Servicer to so confirm in each Monthly Investor Report with respect to Series 2022-5, that they continue to hold the EU/UK Retained Interest in accordance with this Agreement.

(g) In addition, the Originators shall provide (or shall procure that Cellco provides on behalf of itself and each of the other Originators) a confirmation to the Indenture Trustee that they continue to hold the EU/UK Retained Interest in accordance with this Agreement (i) promptly following the occurrence of an Amortization Event or an Event of Default and (ii) upon request of the Indenture Trustee on behalf of any Noteholder that is an EU Affected Investor or a UK Affected Investor following a material change in (1) the structural features that can materially impact on the performance of the Notes or (2) the risk characteristics of the Notes or the Receivables.

4. Each of the Originators further represents and warrants to each of the Depositor, the Trust and the Indenture Trustee (on behalf of each Noteholder that is an EU Affected Investor or a UK Affected Investor) as follows, as of the date of this Agreement:

(a) it is validly existing and in good standing under the laws of its jurisdiction of organisation and has full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement;

(b) its execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on its part; and

(c) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors’ rights generally and, if applicable, the rights of creditors from time to time in effect or by general principles of equity.

5. No amendment, waiver, supplement or other modification of this Agreement shall in any event be effective unless the same shall be in writing and signed by (a) Cellco on behalf of itself and each of the other Originators, (b) the Depositor, (c) the Administrator on behalf of the Trust and (d) either (1) without the consent of the Indenture Trustee if the Trust or the Administrator delivers an Officer’s Certificate to the Indenture Trustee stating that the Trust or the Administrator, as applicable, reasonably believes that the amendment will not result in the Originators’ holding of the EU/UK Retained Interest ceasing to comply with the EU Securitization Regulation Rules and the UK Securitization Regulation Rules, in each case as in effect as of the date of such Officer’s Certificate or otherwise have a material adverse effect on the Noteholders that are either EU Affected Investors or UK Affected Investors or (2) notwithstanding any conflicting provision of the Indenture, if the interests of the Noteholders that are either EU Affected Investors or UK Affected Investors are materially and adversely affected by such amendment, with the consent of the Indenture Trustee, acting at the written direction of all Noteholders that are EU Affected Investors or UK Affected Investors.  This Agreement shall be binding upon each of the Originators and shall inure to the benefit of the Depositor, the Administrator on behalf of the Trust, the Indenture Trustee (on behalf of each Noteholder that is an EU Affected Investor or a UK Affected Investor) and each such Person’s successors and assigns.  None of the Originators shall assign any of its obligations under this Agreement (other than to an Affiliate that becomes a successor to all the assets and liabilities of such Originator) without the prior written consent of the Indenture Trustee; provided that such consent shall not be required if the Trust or the Administrator delivers an Officer’s Certificate to the Indenture Trustee stating that the Trust or the Administrator, as applicable, reasonably believes that such assignment will not have a material adverse effect on the Noteholders.

6. Each Originator agrees that, before the date that is two (2) years and one (1) day (or, if longer, any applicable preference period) after the payment in full of (a) all securities issued or loans entered into by the Depositor or by a trust for which the Depositor was a depositor or (b) the Credit Extensions, it will not start or pursue against, or join any other Person in starting or pursuing against, (i) the Depositor or (ii) the Trust, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy or similar Law.

7. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

8. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT:

(A) IT HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF, OR RELATING TO, THIS AGREEMENT. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH PROCEEDING AND ANY CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(B) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

9. Any Affiliate of the Originators or other person who from time to time becomes an Originator under the Originator Receivables Transfer Agreement may become a party to this Agreement upon the delivery to the Administrator, on behalf of the Trust, of an originator joinder agreement substantially in the form of Exhibit A hereto (an “Originator Joinder Agreement”).  Upon receipt by the Administrator, on behalf of the Trust, of such a duly executed and delivered Originator Joinder Agreement, such Originator shall become party to, and have the obligations of an Originator under, this Agreement.

10. This Agreement shall become effective as of the date hereof.  This Agreement may be executed in multiple counterparts. Each counterpart will be an original and all counterparts will together be one document.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

11. Each party agrees that this Agreement may be electronically signed, and that any electronic signatures appearing on this Agreement are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

12. This Agreement has been signed on behalf of the Trust by Wilmington Trust, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Trust.  In no event will Wilmington Trust, National Association in its individual capacity or as a beneficial owner of the Trust be liable for any agreements or other obligations of the Trust under this Agreement.  For all purposes under this Agreement, the Owner Trustee is subject to, and entitled to the benefits of, the Trust Agreement.

13. The Indenture Trustee is a third party beneficiary of this Agreement solely for the purpose of obtaining the benefit of the representations, warranties and covenants contained herein and under no circumstances shall it be deemed to have undertaken any obligations hereunder. For the avoidance of doubt, in no event shall the Indenture Trustee have any responsibility to monitor compliance with or be charged with knowledge of any of the EU Securitization Regulation Rules or the UK Securitization Regulation Rules, nor shall it be liable to any Noteholder or any party whatsoever for any violation of any of the EU Securitization Regulation Rules or the UK Securitization Regulation Rules or any similar provisions now or hereafter in effect or for any breach of any term of this Agreement.

[Remainder of Page Left Blank]

Please acknowledge your acceptance of this Agreement by signing and returning the duplicate copy of this Agreement.

Very truly yours,

VERIZON MASTER TRUST

By:	WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual
capacity but solely as Owner Trustee

By:	/s/ Clarice Wright
	Name:	Clarlice Wright
	Title:	Vice President

VERIZON ABS II LLC,
as Depositor

By:	/s/ Kee Chan Sin
	Name:	Kee Chan Sin
	Title:	Chief Financial Officer

THE ORIGINATORS:

AirTouch Cellular Inc. d/b/a Verizon Wireless, as an Originator	Allentown SMSA Limited Partnership d/b/a Verizon Wireless, By: Bell Atlantic Mobile Systems LLC, its General Partner, as an Originator
ALLTEL Communications of North Carolina Limited Partnership d/b/a Verizon Wireless, By: Alltel Corporation, its General Partner, as an Originator	Alltel Corporation d/b/a Verizon Wireless, as an Originator
Anderson CellTelCo d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	Athens Cellular, Inc. d/b/a Verizon Wireless, as an Originator
Bell Atlantic Mobile Systems LLC d/b/a Verizon Wireless, as an Originator	Cellco Partnership d/b/a Verizon Wireless, as an Originator
Chicago SMSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	CommNet Cellular Inc. d/b/a Verizon Wireless, as an Originator
Fresno MSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	Gadsden CellTelCo Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator
Gold Creek Cellular of Montana Limited Partnership d/b/a Verizon Wireless, By: CommNet Cellular Inc., its General Partner, as an Originator	GTE Mobilnet of California Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator
GTE Mobilnet of Florence, Alabama Incorporated d/b/a Verizon Wireless, as an Originator	GTE Mobilnet of Fort Wayne Limited Partnership d/b/a Verizon Wireless, By: Verizon Americas LLC, its General Partner, as an Originator

GTE Mobilnet of Indiana Limited Partnership d/b/a Verizon Wireless, By: Verizon Americas LLC, its General Partner, as an Originator	GTE Mobilnet of Indiana RSA #3 Limited Partnership d/b/a Verizon Wireless, By: Verizon Americas LLC, its General Partner, as an Originator
GTE Mobilnet of Indiana RSA #6 Limited Partnership d/b/a Verizon Wireless, By: Verizon Americas LLC, its General Partner, as an Originator	GTE Mobilnet of South Texas Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator
GTE Mobilnet of Terre Haute Limited Partnership d/b/a Verizon Wireless, By: Verizon Americas LLC, its General Partner, as an Originator	GTE Mobilnet of Texas RSA #17 Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator
Idaho 6-Clark Limited Partnership d/b/a Verizon Wireless,
By: Teton Cellular of Idaho Limited Partnership, its General Partner
By: Teton Cellular Inc., its General Partner
By: CommNet Cellular Inc., its Manager,
as an Originator

Illinois RSA 6 and 7 Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator
Indiana RSA 2 Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	Iowa 8 – Monona Limited Partnership d/b/a Verizon Wireless, By: CommNet Cellular Inc., its General Partner, as an Originator
Kentucky RSA No. 1 Partnership, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	Los Angeles SMSA Limited Partnership, a California Limited Partnership d/b/a Verizon Wireless, By: AirTouch Cellular Inc., its General Partner, as an Originator
Missouri RSA 2 Limited Partnership d/b/a Verizon Wireless, By: Alltel Corporation, its Managing General Partner, as an Originator	Muskegon Cellular Partnership, By: Cellco Partnership d/b/a Verizon Wireless, its Managing Partner, as an Originator

New Mexico RSA 6-I Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	New Mexico RSA No. 5 Limited Partnership, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator
New York SMSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	Northeast Pennsylvania SMSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator
Omaha Cellular Telephone Company d/b/a Verizon Wireless, By: Cellco Partnership, its Managing General Partner, as an Originator	Pascagoula Cellular Partnership, By: Alltel Corporation d/b/a Verizon Wireless, its Managing Partner, as an Originator
Pennsylvania RSA 1 Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	Pennsylvania RSA No. 6 (I) Limited Partnership, By: Cellco Partnership, its General Partner, as an Originator
Petersburg Cellular Partnership d/b/a Verizon Wireless, By: Alltel Corporation, its Managing General Partner, as an Originator	Pinnacles Cellular, Inc. d/b/a Verizon Wireless, as an Originator
Pittsburgh SMSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	Pittsfield Cellular Telephone Company d/b/a Verizon Wireless, By: Cellco Partnership, its Managing General Partner, as an Originator
RSA 7 Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	Rural Cellular Corporation d/b/a Verizon Wireless, as an Originator
Sacramento-Valley Limited Partnership d/b/a Verizon Wireless, By: AirTouch Cellular Inc., its General Partner, as an Originator	Seattle SMSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator

Texas RSA #11B Limited Partnership d/b/a Verizon Wireless, By: Alltel Corporation, its General Partner, as an Originator	Topeka Cellular Telephone Company, Inc., as an Originator
Tuscaloosa Cellular Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its Managing General Partner, as an Originator	Verizon Americas LLC, as an Originator
Verizon Wireless of the East LP d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	Virginia RSA 5 Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator
Wasatch Utah RSA No. 2 Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership, its General Partner, as an Originator	Wisconsin RSA #1 Limited Partnership, By: Alltel Corporation d/b/a Verizon Wireless, its Managing Partner, as an Originator
Wisconsin RSA #6 Partnership, LLP, By: Alltel Corporation d/b/a Verizon Wireless, its Managing Partner, as an Originator	Wisconsin RSA No. 8 Limited Partnership, By: Alltel Corporation d/b/a Verizon Wireless, its General Partner, as an Originator

By: /s/ Kee Chan Sin
      Kee Chan Sin

As Vice President and Assistant Treasurer of AirTouch Cellular Inc. d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Bell Atlantic Mobile Systems LLC acting on behalf of Allentown SMSA Limited Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of Alltel Corporation acting on behalf of ALLTEL Communications of North Carolina Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Alltel Corporation d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Anderson CellTelCo d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Athens Cellular, Inc. d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of Bell Atlantic Mobile Systems LLC d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Chicago SMSA Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of CommNet Cellular Inc. d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Fresno MSA Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Gadsden CellTelCo Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of CommNet Cellular Inc. acting on behalf of Gold Creek Cellular of Montana Limited Partnership	As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of GTE Mobilnet of California Limited Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of GTE Mobilnet of Florence, Alabama Incorporated d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Verizon Americas LLC acting on behalf of GTE Mobilnet of Fort Wayne Limited Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of Verizon Americas LLC acting on behalf of GTE Mobilnet of Indiana Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Verizon Americas LLC acting on behalf of GTE Mobilnet of Indiana RSA #3 Limited Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of Verizon Americas LLC acting on behalf of GTE Mobilnet of Indiana RSA #6 Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of GTE Mobilnet of South Texas Limited Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of	As Vice President and Assistant Treasurer of

Verizon Americas LLC acting on behalf of GTE Mobilnet of Terre Haute Limited Partnership d/b/a Verizon Wireless	Cellco Partnership acting on behalf of GTE Mobilnet of Texas RSA #17 Limited Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of
CommNet Cellular Inc. acting on behalf of Teton
Cellular Inc., acting on behalf of Teton Cellular
Idaho Limited Partnership, acting on behalf of
Idaho 6-Clark Limited Partnership d/b/a Verizon
Wireless

As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Illinois RSA 6 and 7 Limited Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Indiana RSA 2 Limited Partnership	As Vice President and Assistant Treasurer of CommNet Cellular Inc. acting on behalf of Iowa 8 – Monona Limited Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Kentucky RSA No. 1 Partnership	As Vice President and Assistant Treasurer of AirTouch Cellular Inc. acting on behalf of Los Angeles SMSA Limited Partnership, a California Limited Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of Alltel Corporation acting on behalf of Missouri RSA 2 Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Muskegon Cellular Partnership
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of New Mexico RSA 6-I Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of New Mexico RSA No. 5 Limited Partnership
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of New York SMSA Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Northeast Pennsylvania SMSA Limited Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Omaha Cellular Telephone Company d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Alltel Corporation d/b/a Verizon Wireless acting on behalf of Pascagoula Cellular Partnership
As Vice President and Assistant Treasurer of Alltel Corporation acting on behalf of Petersburg Cellular Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Pennsylvania RSA 1 Limited Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Pennsylvania RSA No. 6 (I) Limited Partnership	As Vice President and Assistant Treasurer of Pinnacles Cellular, Inc. d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of	As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Pittsfield Cellular Partnership d/b/a Verizon Wireless

Cellco Partnership acting on behalf of Pittsburgh SMSA Limited Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of RSA 7 Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Rural Cellular Corporation d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of AirTouch Cellular Inc. acting on behalf of Sacramento-Valley Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Seattle SMSA Limited Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of Alltel Corporation acting on behalf of Texas RSA #11B Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Topeka Cellular Telephone Company, Inc.
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Tuscaloosa Cellular Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Verizon Americas LLC
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Verizon Wireless of the East LP d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Virginia RSA 5 Limited Partnership
As Vice President and Assistant Treasurer of Cellco Partnership acting on behalf of Wasatch Utah RSA No. 2 Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Alltel Corporation d/b/a Verizon Wireless acting on behalf of Wisconsin RSA #1 Limited Partnership
As Vice President and Assistant Treasurer of Alltel Corporation d/b/a Verizon Wireless acting on behalf of Wisconsin RSA #6 Partnership, LLP	As Vice President and Assistant Treasurer of Alltel Corporation d/b/a Verizon Wireless acting on behalf of Wisconsin RSA No. 8 Limited Partnership

EXHIBIT A

FORM OF ORIGINATOR JOINDER AGREEMENT

THIS ORIGINATOR JOINDER AGREEMENT, dated as of [_____________], 20[___] (this “Agreement”) is among:

(i) [________________] (the “Additional Originator”);

(ii) VERIZON ABS II LLC (the “Depositor”); and

(iii) VERIZON MASTER TRUST, as trust (the “Trust”).

BACKGROUND:

A. The various Originators from time to time party thereto and Verizon ABS II LLC, as Depositor, are parties to that certain Originator Receivables Transfer Agreement, dated as of May 25, 2021, as amended (the “Originator Receivables Transfer Agreement”).

B. The various Originators from time to time party thereto, the Depositor and the Trust are parties to that certain EU/UK Risk Retention Agreement, dated as of August 11, 2022 (the “EU/UK Risk Retention Agreement”).

C. The Additional Originator desires to become a party to the EU/UK Risk Retention Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions.  Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned thereto in, or by reference in, the EU/UK Risk Retention Agreement.

2. Joinder.  The Additional Originator hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the EU/UK Risk Retention Agreement, as an Originator.  From and after the later of the date hereof and the date that the Additional Originator has complied with all of the requirements of Section 6.11 of the Originator Receivables Transfer Agreement, the Additional Originator shall be a party to the EU/UK Risk Retention Agreement, as an Originator, for all purposes thereof.  The Additional Originator hereby acknowledges that it has received a copy of the EU/UK Risk Retention Agreement.

3. GOVERNING LAW.  THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS

EA-1

LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

4. WAIVER OF TRIAL BY JURY.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY MATTER ARISING THEREUNDER WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

5. Miscellaneous.  This Agreement shall be binding upon, and shall inure to the benefit of, each of the parties hereto and their respective successors and permitted assigns.  Each of the parties hereto hereby agrees that no party hereto shall be deemed to be the drafter of this Agreement.  This Agreement may be executed by different parties on any number of counterparts, each of which constitute an original and all of which, taken together, constitute one and the same agreement.

6. Electronic Signatures.  Each party agrees that this Agreement may be electronically signed, and that any electronic signatures appearing on this Agreement are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

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EA-2

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.

[NAME OF ADDITIONAL ORIGINATOR] By: Name: Title:

VERIZON MASTER TRUST By: Name: Title:

VERIZON ABS II LLC, as Depositor By: Name: Title:

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